LOCK-UP AGREEMENT

January [__], 2010

China Electric Motor, Inc.
Sunna Motor Industry Park,
Jian’an Fuyong Hi-Tech Park, Baoan District
Shenzhen, Guangdong, China
Attention: Yue Wang

Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067

The undersigned is a security holder of China Electric Motor, Inc. (the “Company”).  The undersigned hereby delivers this Lock-up Agreement to the Company.

The Company’s private offering of shares of its common stock, $0.0001 par value per shares (“Common Stock”) closed in a series of tranches, with the final tranche closing on October 6, 2009 (the “Private Offering”).  The undersigned recognizes that it is in the best financial interests of the Company and of the undersigned, as a stockholder of the Company, that the securities of the Company held by the undersigned be subject to certain restrictions. In recognition of the benefit that will be conferred upon the undersigned as a security holder of the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned irrevocably agrees as follows:

Other than as set forth below, the undersigned shall not: (a) sell, assign, exchange, transfer, pledge, distribute or otherwise dispose of (i) any securities of the Company held by the undersigned or (ii) any interest (including, without limitation, an option to buy or sell) in any such securities, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction in respect to any such securities held by the undersigned or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as “Lock-Up Restrictions”).

All securities of the Company held by the undersigned shall be released from the Lock-Up Restrictions on the date that is eight (8) months subsequent to the date on which the Company’s Common Stock begins to be listed or quoted on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board.  Roth Capital Partner, LLC and WestPark Capital, Inc.(the “Underwriters”), in their discretion, may release from the Lock-up Restrictions some or all the undersigned’s shares of the Company’s Common Stock earlier than the schedule set forth in this Lock-up Agreement.

The certificates evidencing the Company Common Stock held by the undersigned shall bear a legend as set forth below (the “Lock-Up Legend”) and such Legend shall remain during the term of this Lock-Up Agreement as set forth above:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN THE COMPANY, A DELAWARE CORPORATION, AND THE HOLDER HEREOF (THE “LOCK-UP AGREEMENT”), AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF PRIOR TO THAT CERTAIN TIME PERIOD DETAILED IN THE LOCK-UP AGREEMENT. UPON SATISFACTION OF THE REQUIREMENTS SET FORTH HEREIN, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) UPON THE EXPIRATION OF THE TIME PERIOD SPECIFIED IN THE LOCK-UP AGREEMENT.  A COPY OF THE LOCK-UP AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Printed Name of Holder

Signature

By:

Title (if applicable):